UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 30, 2005

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084                                                      55-0717455

             (Commission File No.)                      (IRS Employer Identification No.)

2450 First Avenue
P. O. Box 2968
Huntington, West Virginia                                                                                                                 25728

(Address of Principal Executive Offices)                                                                                       (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure

    On September 6, 2005, Champion Industries, Inc. issued a press release containing information relating to the impact of Hurricane Katrina on the Company’s Louisiana operations. A copy of the press release is being furnished as Exhibit 99.1. The information contained in Exhibit 99.1 is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the SEC shall not incorporate Exhibit 99.1 or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits 99.1 Press Release issued by Champion Industries, Inc., dated September 6, 2005.
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: September 6, 2005
/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Champion Industries, Inc., dated September 6, 2005.